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EXHIBIT 32.2

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350

The undersigned hereby certifies that the Form 10-Q Quarterly

Report of Quaker Chemical Corporation (the “Company”)

for the
quarterly period ended June 30, 2020 filed with the Securities and

Exchange Commission (the “Report”) fully complies with the
requirements of Section 13(a) or 15(d) of the Securities Exchange

Act of 1934 and that the information contained

in the Report fairly
presents, in all material respects, the financial condition

and results of operations of the Company.

Dated: August 5, 2020

/s/ Mary Dean Hall

Mary Dean Hall

Chief Financial Officer of Quaker Chemical Corporation